SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 3, 2009

Webster Preferred Capital Corporation

(Exact name of registrant as specified in its charter)

Connecticut	0-23513	06-1478208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Bank Street, Waterbury, Connecticut	06702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 465-4366

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On March 3, 2009, the Board of Directors of Webster Preferred Capital Corporation (the “Corporation”) determined not to reappoint KPMG LLP (“KPMG”) as the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2009 or any quarterly periods therein. KPMG, which will complete its audit of the Corporation’s financial statements in connection with the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2008, was notified of this action on March 3, 2009. On March 6, 2009, the Board of Directors engaged Ernst & Young LLP (“E&Y”) as the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2009.

KPMG’s reports on the Corporation’s financial statements as of and for the fiscal years ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2007 and 2006, and in the subsequent annual and interim periods through March 3, 2009, there were (i) no disagreements between the Corporation and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make references to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Corporation provided KPMG with a copy of the disclosure it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Corporation requested that KPMG furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of KPMG’s letter dated March 9, 2009 is attached hereto as Exhibit 16.1.

In deciding to engage E&Y, the Board of Directors reviewed auditor independence and existing commercial relationships with E&Y, and concluded that E&Y had no commercial relationships with the Corporation that would impair its independence. During the fiscal years ended December 31, 2007 and 2006, and in the subsequent annual and interim periods through March 6, 2009, neither the Corporation nor anyone acting on its behalf has consulted with E&Y on any matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter dated March 9, 2009 to the SEC from KPMG LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBSTER PREFERRED CAPITAL CORPORATION

Date: March 9, 2009	By:	/s/ Douglas O. Hart
Douglas O. Hart
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter dated March 9, 2009 to the SEC from KPMG LLP.